[Exhibit 32.2]

                     CERTIFICATION PURSUANT TO
                         18 U.S.C. 1350,
                       AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report of American Sports Development Group, Inc. on form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William B. Kearney, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 19, 2003                          /s/ William B. Kearney
                                         -----------------------------
                                         William B. Kearney,
                                         Consultant performing certain
                                         Services for the company
                                         commonly performed by a Chief
                                         Financial Officer